UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2008

Assurant, Inc.

(Exact name of registrant as specified in charter)

Commission File Number: 001-31978

Delaware	39-1126612
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Chase Manhattan Plaza, 41st Floor

New York, New York 10005

(Address of principal executive offices, including zip code)

(212) 859-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Items.

Earlier today, Assurant, Inc. (the “Company”) issued a press release announcing its plans to resume repurchasing Company stock. The press release, which is incorporated by reference herein, is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed herewith:

99.1	Press Release issued by Assurant, Inc. on November 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assurant, Inc.

By:	/s/ Raj B. Dave
Raj B. Dave
Vice President

Date: November 6, 2008

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release issued by Assurant, Inc. on November 6, 2008

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